ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Jefferies Energy Conference November 27th, 2018 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Forward‐looking Statements This presentation contains various forward‐looking statements and information that are based on management’s current expectations and assumptions about  future events. Forward‐looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,” “plan,”  “intend,” “seek,” “will,” “should,” “goal” and other words that convey the uncertainty of future events and outcomes. Forward‐looking information includes,  among other matters, statements regarding the Company’s anticipated performance, quality of assets, rig utilization rate, capital spending by oil and gas  companies, and the Company's international operations.   Although the Company believes that the expectations and assumptions reflected in such forward‐looking statements are reasonable, it can give no assurance  that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including  general economic and business conditions and industry trends, levels and volatility of oil and gas prices, the continued demand for drilling services or  production services in the geographic areas where we operate, decisions about exploration and development projects to be made by oil and gas exploration  and production companies, the highly competitive nature of our business, technological advancements and trends in our industry and improvements in our  competitors’ equipment, the loss of one or more of our major clients or a decrease in their demand for our services, future compliance with covenants under  debt agreements, including our senior secured revolving asset‐based credit facility, our term loan and our senior notes, operating hazards inherent in our  operations, the supply of marketable drilling rigs, well servicing rigs, coiled tubing and wireline units within the industry, the continued availability of new  components for drilling rigs, well servicing rigs, coiled tubing units and wireline units, the continued availability of qualified personnel, the success or failure of  our acquisition strategy, including our ability to finance acquisitions, manage growth and effectively integrate acquisitions, the political, economic, regulatory  and other uncertainties encountered by our operations, and changes in, or our failure or inability to comply with, governmental regulations, including those  relating to the environment.  Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary  materially from those expected.  Many of these factors have been discussed in more detail in the Company's annual report on Form 10‐K for the fiscal year  ended December 31, 2017. Other unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities  and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward‐looking statements.  All  forward‐looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward‐looking  statements. We advise investors to use caution and common sense when considering our forward‐looking statements. 2 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Pioneer Energy Services – Diversified Services COMPANY OVERVIEW % of TTM REVENUE TTM REVENUE1: $575 MILLION Coiled Tubing 9% MARKET CAPITALIZATION2: $204 MILLION Well  Drilling ‐ Servicing Domestic 25% ENTERPRISE VALUE2: $614 MILLION 15% SERVICE LINES: LAND DRILLING, WELL SERVICING,  Drilling ‐ Int'l 13% WIRELINE, COILED TUBING Wireline 38% EMPLOYEES: 2,400 PRODUCTION SERVICES Well Servicing 125 Rigs Wireline 104 Units Coiled Tubing 8 Units DRILLING SERVICES Drilling Services ‐ US 16 Rigs Drilling Services – Colombia 8 Rigs Total Drilling 24 Rigs 3 (1) TTM revenue as of September 30, 2018 (2) Market Capitalization and Enterprise Value as of November 23, 2018; Enterprise value based on net debt ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Recent Updates THIRD QUARTER UPDATES • Executed contracts for two rigs in Colombia, both of which are currently mobilizing and are  expected to begin operations in December.  With these executed contracts, we expect to have  seven rigs working by mid‐December. • As expected, two rigs in Colombia received rate increases of approximately $1,500 to $3,000 per  day in November with a third rig expected to receive a $3,000 per day rate increase in early first  quarter. % Completions: 4 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Premium Shale‐Oriented Assets US DRILLING SERVICES PRODUCTION SERVICES • 100% pad‐capable AC rigs • Premium shale‐capable equipment • Framework of a super‐spec rig: • 7,500psi mud systems • High horsepower and tall‐masted well  servicing rigs capable of servicing  • Integrated top drives laterals of any length • Rapid rig moves  • Greater racking capacity • Emphasis on large‐diameter coiled  tubing services • Ability to walk over wellheads • Ability to run four engines and three mud pumps • Completion‐weighted services 5 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Balanced Revenue Mix Between Completion and  Remedial Services WIRELINE COILED TUBING WELL SERVICING Completion   Remedial   16% Remedial   29% Completion   36% Completion   64% 71% Remedial   84% PRODUCTION SERVICES TOTAL Remedial   Completion   45% 55% 6 Note: Based on Q3 2018

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Established Customer Base with Premier Customers • Long-standing, high quality client relationships with a diverse group of large independent oil and gas exploration and production companies KEY CUSTOMERS 7 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Industry‐Leading Safety • For many years, Pioneer has been a leader in safety.  Our commitment to industry‐leading  safety helps us retain high‐quality employees, broaden our client base, and reduce  operating costs. • 2017 Total Recordable Incident Rate less than 1.0. Total Recordable Incident Rate Production Services (injuries per 200,000 man‐hours) 4 (Annual AESC Safety Awards) 2016 1st place – Coiled Tubing (Division IV) 3 3rd place – Wireline (Division IV) 2 2015 1st place – Wireline (Division IV) 3rd place – Well Servicing (Division IV) 1 2014 2nd place –Well Servicing (Division V) 0 2011 2012 2013 2014 2015 2016 2017 2013 PES ‐ US IADC & AESC‐ without PES 1st place –Well Servicing (Division V) 8 Source: IADC/AESC ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx PRODUCTION SERVICES 9 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Well Servicing SERVICE OVERVIEW OPERATING LOCATIONS – 125 RIGS • Of the top‐tier well servicing providers, Pioneer  has the: • Highest average hourly rate • Highest average horsepower fleet with all  125 rigs either 550hp or 600hp • Highest percentage of taller mast rigs with  all masts either 104’, 112’, 116’, or 121’ in  height REVENUE PER RIG HOUR¹  $552  • 100% of rigs are capable of working in the  $519  unconventional plays $426  $357  • Established in the Bakken, Eagle Ford,  Fayetteville, Permian, Niobrara and along the  Texas/Louisiana Gulf Coast PES RNGR KEG BAS 10 (1) Based on information from company filings for Q3 2018 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Wireline SERVICE OVERVIEW OPERATING LOCATIONS – 104 UNITS • One of the most active U.S. wireline companies and  estimated to be the 6th largest wireline company in  the world.¹ • Majority of revenue derived from cased‐hole  operations that include perforating, logging, and  pipe recovery • Established in the Bakken, Eagle Ford, Niobrara,  Mid‐Continent, Permian, and onshore Louisiana DIVERSIFIED SERVICE OFFERINGS2 Open/Cased  Hole Logging Mechanical  Services Perforating  11 (1) QYResearch; Global Wireline Services Market; Sep 2017 (2) Based on Q3 2018 revenue ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Coiled Tubing SERVICE OVERVIEW OPERATING LOCATIONS • Fleet currently provides an array of services with  coil capabilities ranging from 1 1/4” to 2 5/8” coiled  tubing. • Established in the Eagle Ford and Rockies • Additional 2 3/8” coil unit to begin operations in Q1  2019 COIL UNITS 3 3 1 1 2 5/8" 2 3/8" 2" < 2" 12 * Scheduled 2 3/8” unit delivery in January 2019 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx DRILLING  SERVICES 13 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Drilling Services U.S. AVERAGE DRILLING MARGIN PER DAY OPERATING LOCATIONS $11,000 $10,000 $9,000 $8,000 $7,000 TOTAL RIG FLEET UTILIZATION1 $6,000 $5,000 7  7  6  2  $4,000 1  PES HP NBR PTEN ICD PDS 3Q18 2Q18 14 Note: New‐build delivery expected Q1 2019 on three‐year term contract in the Permian Note: all data from Company public filings; NBR noted as “L48” (1) Red indicates active rigs ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Drilling Services TOP PERFORMER • Rig Move Average: • 2 calendar days from release to acceptance • 32 miles average mobilization • Highest average margin per day of public land drillers RIG SPECIFICATIONS • 1,500 HP Drawworks • 24,500 ft 5” Racking Capacity • 7,500 psi Mud System • Two 2,000 HP Mud Pumps • Ready for 3rd Mud Pump (if needed) • Three Cat 3512C Engine Gensets • Ready for 4th Engine Genset (if needed) • Omnidirectional Walking System with full setback 15 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Drilling Services • NOV Amphion Integrated Control System • Structure/Tool Management System • 4 Channel Auto Driller • Twister • Modular Scalable System • MD Totco RigSense Ready – Expanded Data  Acquisition and Information Management  System • NOV SoftSpeed II Option – Stick Slip Mitigation • NOV NOVOS Option: • Single Rig Optimization NOVOS • Remote Auto Driller Management • Slip to Slip Process Automation • Wired Drill Pipe Compatibility • TrueDrill:  Auto Driller that utilizes  downhole  • DrillShark:  Automated Dynamic MSE  Optimization • Field Optimization • Automatically distributes learnings to  16 other Amphion Systems for field  optimization ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx 17 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Balance Sheet and Cash Flow Management • Completed $175 million senior secured term loan and $75 million asset‐based lending  facility in November 2017.  Proceeds were used, among other things, to retire the  outstanding balance of $101.7 million on the previous revolving credit facility scheduled  to mature in 2019. $400 Debt Maturities (as of 10/30/18) $300  $300 $200 $175  millions)   ($ $100 $0 2018 2019 2020 2021 2022 Term Loan 6.125% Senior Notes 18

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Historical Financial Results REVENUE / ADJUSTED EBITDA ($ millions) CAPEX SPEND ($ millions) $1,200 $200 $1,055 $175 $1,000 $160 $150 $800 $600 $575 $541 $100 $446 $400 $63 $49 $277 $277 $50 $32 $200 $111 $86 $50 $14 $0 $0 2014 2015 2016 2017 Q3 2018 2014 2015 2016 2017 Q3 2018 TTM YTD Revenue Adjusted EBITDA 19 Note: All data points reflect calendar year and trailing twelve months information derived from 10‐K and 10‐Q filings. Please refer to Reconciliation of Net Income to Adjusted EBITDA ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Liquidity and Capital Structure September 30th, 2018 ($ millions) Actual Cash and cash equivalents $ 51.5 Restricted Cash 2.0 $75mm Asset‐Based Lending Facility due 2022 ‐‐ Senior Secured Term Loan due 2022 175.0 6.125% Senior Unsecured Notes due 2022 300.0 Other1 (11.2) Total Debt $ 463.8  Shareholders' Equity 178.5  Total Capitalization $ 642.3  Total Liquidity2 109.1 (1) Unamortized debt issuance costs and original issue discount (2) Cash plus availability under asset‐based lending facility net letters of credit 20 ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx Reconciliation of Net Income to Adjusted EBITDA Adjusted EBITDA represents income (loss) before interest expense, income tax (expense) benefit, depreciation and amortization, loss on extinguishment of  debt, impairments. Adjusted EBITDA is a non‐GAAP measure that our management uses to facilitate period‐to‐period comparisons of our core operating  performance and to evaluate our long‐term financial performance against that of our peers. We believe that this measure is useful to investors and analysts in  allowing for greater transparency of our core operating performance and makes it easier to compare our results with those of other companies within our  industry. Adjusted EBITDA should not be considered (a) in isolation of, or as a substitute for, net income (loss), (b) as an indication of cash flows from operating  activities or (c) as a measure of liquidity. In addition, Adjusted EBITDA does not represent funds available for discretionary use. Adjusted EBITDA may not be  comparable to other similarly titled measures reported by other companies. A reconciliation of net income (loss) as reported to Adjusted EBITDA is included in  the tables below: Year‐Ending December 31, ($ in millions) 2013 2014 2015 2016 2017 Net Income (Loss)                       (35.9)                       (38.0)                    (155.1)                    (128.4)                       (75.1) Depreciation & Amortization                     187.9                     183.4                     150.9                     114.3                        98.8 Net Interest                        48.3                        38.8                        21.2                        25.9                        27.0 Loss on Extinguishment of Debt                           ‐                        31.2                           2.2                           0.3                           1.5 Impairment Expense                        54.3                        73.0                     129.2                        12.8                           1.9 Income Tax Expense (Benefit)                       (19.8)                       (11.3)                       (37.6)                       (10.7)                          (4.2) Adjusted EBITDA                     234.7                     277.1                     110.8                        14.2                        49.9 Q4                   Q1                   Q2                   Q3                   ($ in millions) 2017 2018 2018 2018 TTM Net Income (Loss)                       (12.6)                       (11.1)                       (18.2)                          (5.2)                       (47.1) Depreciation & Amortization                        24.4                        23.7                        23.3                        23.5                        95.0 Net Interest                           7.9                           9.5                           9.6                           9.8                        36.9 Impairment Expense                           1.1                            ‐                           2.4                           0.2                           3.7 Loss on Extinguishment of Debt                           1.5                            ‐                            ‐                            ‐                           1.5 Income Tax Expense (Benefit)                          (5.4)                           1.3                          (0.2)                           0.3                          (4.1) Adjusted EBITDA                        17.0                        23.4                        16.9                        28.6                        85.9 21

ibdroot\Projects\IBD-NY\thaw2016\595552_1\06. Road Show\PES Company Presentation GS EQUITY v02.pptx